Exhibit 99.1

China HGS Reports Full Year Financial Results for the Fiscal Year 2018

HANZHONG, CHINA – January 10, 2019 – China HGS Real Estate Inc. (NASDAQ: HGSH) (“China HGS” or the “Company”), a leading regional real estate developer headquartered in Hanzhong City, Shaanxi Province, China, today filed its Annual Report on Form 10-K for the fiscal year 2018 ended September 30, 2018 with the U.S. Securities and Exchange Commission. An electronic copy of the Annual Report on Form 10-K can be accessed on the SEC's website at www.sec.gov.

Highlights for the Fiscal 2018

●	Total revenues for the fiscal 2018 were approximately $65.5 million, an increase of approximately 12% from approximately $58.7 million in fiscal 2017.

●	For the Company’s long-term real estate development projects, the related revenue recognized from percentage of completion method was approximately $36.7 million, which accounted for 56% of total revenue in fiscal 2018 and increased 174% from the revenue recognized from percentage completion method in fiscal 2017.

●	Net income for the fiscal 2018 totaled approximately $5.2 million, a decrease of approximately 17% from the net income of approximately $6.3 million in fiscal 2017.

●	Basic and diluted net earnings per share (“EPS”) attributable to shareholders for the fiscal 2018 were $0.12, compared to $0.14 for the fiscal 2017.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All "forward-looking statements" relating to the business of China HGS Real Estate Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: the uncertain market for the Company's business, macroeconomic, technological, regulatory, or other factors affecting the profitability of real estate business; and other risks related to the Company's business and risks related to operating in China. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements. The Company undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

About China HGS Real Estate, Inc.

China HGS Real Estate, Inc. (NASDAQ: HGSH), founded in 1995 and headquartered in Hanzhong City, Shaanxi Province, is a leading real estate developer in the region and holds the national grade I real estate qualification. The Company focuses on the development of high-rise, sub-high-rise residential buildings and multi-building apartment complexes in China's Tier 3 and Tier 4 cities and counties with rapidly growing populations driven by increased urbanization. The Company provides affordable housing with popular and modern designs to meet the needs of multiple buyer groups. The Company’s development activity spans a range of services, including land acquisition, project planning, design management, construction management, sales and marketing, and property management. For further information about China HGS, please go to www.chinahgs.com.

Company contact:

Randy Xiong, President of Capital Market
China Phone: (86) 091-62622612

Email: randy.xiong@chinahgs.com

CHINA HGS REAL ESTATE INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2018	2017
ASSETS
Current assets:
Cash	$3,267,020	$1,970,199
Restricted cash	3,508,557	2,746,405
Cost and earnings in excess of billings	12,582,965	12,673,349
Real estate property development completed	58,999,178	79,233,948
Real estate property under development	60,128,554	87,126,402
Other current assets	1,408,826	1,529,698

Total current assets	139,895,100	185,280,001

Property, plant and equipment, net	718,366	825,833
Real estate property development completed, net of current portion	1,217,650	1,386,552
Security deposits	8,296,782	8,564,517
Real estate property under development, net of current portion	215,431,915	180,667,276
Due from local government for real estate property development completed	2,836,865	2,928,410

Total Assets	$368,396,678	$379,652,589

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Other loans	$55,610,803	$28,545,233
Accounts payables	20,507,128	24,047,980
Other payables	4,894,774	3,897,093
Construction deposits	1,879,570	1,966,115
Billings in excess of cost and earnings	5,844,189	4,247,477
Customer deposits	20,234,072	24,613,864
Shareholder loans	2,142,110	2,304,632
Accrued expenses	3,006,150	3,158,432
Taxes payables	15,492,902	17,259,202

Total current liabilities	129,611,698	110,040,028

Deferred tax liabilities	2,068,257	170,950
Tax payable – long term	4,960,779	5,120,862
Customer deposits, net of current portion	1,914,677	2,314,641
Other loans, less current portion	66,885,378	98,797,447
Construction deposits, net of current portion	1,278,053	1,319,295

Total liabilities	206,718,842	217,763,223

Commitments and Contingencies
Stockholders' equity
Common stock, $0.001 par value, 100,000,000 shares authorized, 45,050,000 shares issued and outstanding September 30, 2018 and 2017	45,050	45,050
Additional paid-in capital	129,907,805	129,853,172
Statutory surplus	9,925,794	9,142,899
Retained earnings	30,803,052	26,343,030
Accumulated other comprehensive deficit	(9,003,865)	(3,494,785)

Total stockholders' equity	161,677,836	161,889,366

Total Liabilities and Stockholders' Equity	$368,396,678	$379,652,589

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED SEPTEMBER 30, 2018 and 2017

	2018	2017
Real estate sales	$65,487,296	$58,671,424
Less: Sales tax	1,248,230	1,215,960
Net real estate sales	64,239,066	57,455,464
Cost of real estate sales	48,642,392	45,590,345
Gross profit	15,596,674	11,865,119
Operating expenses
Selling and distribution expenses	843,813	568,081
General and administrative expenses	2,530,269	3,177,649
Total operating expenses	3,374,082	3,745,730
Operating income	12,222,592	8,119,389
Interest expense, net	(499,855)	(497,798)
Other income (expense), net	(1,407,109)	2,222
Income before income taxes	10,315,628	7,623,813
Provision for income taxes	5,072,711	1,294,699
Net income	5,242,917	6,329,114
Other comprehensive income (loss)
Foreign currency translation adjustment	(5,509,080)	551,711
Comprehensive income (loss)	$(266,163)	$6,880,825
Basic and diluted income per common share
Basic and diluted	$0.12	$0.14
Weighted average common shares outstanding
Basic and diluted	45,050,000	45,050,000

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2018 AND 2017

	Common Stock		Additional	Statutory	Retained	Accumulated Other Comprehensive
	Shares	Amount	Paid-in Capital	Surplus	Earnings	Deficit	Total
Balance at September 30, 2016	45,050,000	$45,050	$129,793,572	$8,495,631	$20,661,184	$(4,046,496)	$154,948,941
Stock-based Compensation	-	-	59,600	-	-	-	59,600
Appropriation of statutory reserve	-	-	-	647,268	(647,268)	-	-
Net income for the year	-	-	-	-	6,329,114	-	6,329,114
Foreign currency translation adjustments	-	-	-	-	-	551,711	551,711
Balance at September 30, 2017	45,050,000	45,050	129,853,172	9,142,899	26,343,030	(3,494,785)	161,889,366
Stock-based Compensation	-	-	54,633	-	-	-	54,633
Appropriation of statutory reserve	-	-	-	782,895	(782,895)	-	-
Net income for the year	-	-	-	-	5,242,917	-	5,242,917
Foreign currency translation adjustments	-	-	-	-	-	(5,509,080)	(5,509,080)
Balance at September 30, 2018	45,050,000	$45,050	$129,907,805	$9,925,794	$30,803,052	$(9,003,865)	$161,677,836

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2018 and 2017

	2018	2017
Cash flows from operating activities
Net income	$5,242,917	$6,329,114
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred tax provision	1,999,052	167,007
Depreciation	85,788	67,074
Stock based compensation	54,633	59,600
Changes in assets and liabilities:
Restricted cash	(917,026)	(1,253,981)
Advances to vendors	38,990	-
Security deposits	-	(590,274)
Cost and earnings in excess of billings	(321,291)	(734,569)
Real estate property development completed	18,789,499	33,718,033
Real estate property under development	(16,955,946)	(58,501,531)
Other current assets	37,764	1,171,589
Accounts payables	(2,930,405)	(6,451,836)
Other payables	1,176,231	(1,286,545)
Billings in excess of cost and earnings	1,817,121	2,082,143
Customer deposits	(4,137,470)	(604,497)
Construction deposits	(26,353)	35,365
Accrued expenses	(74,789)	(50,932)
Taxes payables	(1,413,508)	1,343,421
Net cash provided by (used in) operating activities	2,465,207	(24,500,819)

Cash flow from investing activities
Purchases of fixed assets	-	(97,524)
Net cash used in investing activities	-	(97,524)

Cash flow from financing activities
Proceeds from other loans	5,150,795	26,657,111
Repayment of other loans	(6,060,305)	(6,039,415)
Proceeds from shareholder loan	1,505,324	8,444,575
Repayment of shareholder loan	(1,659,834)	(8,842,359)
Net cash (used in) provided by financing activities	(1,064,020)	20,219,912
Effect of changes of foreign exchange rate on cash	(104,366)	(52,607)
Net increase (decrease) in cash	1,296,821	(4,431,038)
Cash, beginning of year	1,970,199	6,401,237
Cash, end of year	$3,267,020	$1,970,199
Supplemental disclosures of cash flow information:
Interest paid	$6,643,169	$5,756,560
Income taxes paid	$772,337	$721,177
Reclassification of deferred tax liability to income tax payable	$-	$5,120,862